fcx.com FCX Conference Call 3rd Quarter 2023 Results October 19, 2023

Cautionary Statement This presentation contains forward-looking statements in which FCX discusses its potential future performance, operations and projects. Forward-looking statements are all statements other than statements of historical facts, such as plans, projections, or expectations relating to business outlook, strategy, goals or targets; global market conditions; ore grades and milling rates; production and sales volumes; unit net cash costs and operating costs; capital expenditures; operating plans; cash flows; liquidity; PT-FI’s financing, construction and completion of additional domestic smelting capacity in Indonesia in accordance with the terms of its special mining license (IUPK); extension of PT Freeport Indonesia’s (PT-FI) IUPK beyond 2041 and export licenses; PT-FI’s resumption of exports of anode slimes; payment of export duties; export volumes; FCX’s commitment to deliver responsibly produced copper and molybdenum, including plans to implement, validate and maintain validation of its operating sites under specific frameworks; execution of FCX’s energy and climate strategies and the underly ing assumptions and estimated impacts on FCX’s business and stakeholders related thereto; achievement of 2030 climate targets and 2050 net zero aspiration; improvements in operating procedures and technology innovations and applications; the impact of the August 2023 cybersecurity incident; exploration efforts and results; development and production activities, rates and costs; future organic growth opportunities; tax rates; the impact of copper, gold and molybdenum price changes; the impact of deferred intercompany profits on earnings; mineral reserve and mineral resource estimates; final resolution of settlements associated with ongoing legal and environmental proceedings; debt repurchases; and the ongoing implementation of FCX’s financial policy and future returns to shareholders, including dividend payments (base or variable) and share repurchases. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “could,” “to be,” “potential,” “assumptions,” “guidance,” “aspirations,” “future,” “commitments,” “pursues,” “initiatives,” “objectives,” “opportunities,” “strategy” and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration and payment of dividends (base or variable), and timing and amount of any share repurchases are at the discretion of the Board of Directors (Board) and management, respectively, and are subject to a number of factors, including not exceeding FCX’s net debt target, capital availability, FCX’s financial results, cash requirements, global economic conditions, changes in laws, contractual restrictions and other factors deemed relevant by the Board or management, as applicable. The share repurchase program may be modified, increased, suspended or terminated at any time at the Board’s discretion. FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX’s actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of the commodities FCX produces, primarily copper; PT-FI’s ability to continue to export and sell copper concentrates and anode slimes; changes in export duties, including results of proceedings to dispute export duties; the Indonesia government’s approval of a deferred schedule for completion of additional domestic smelting capacity in Indonesia; production rates; timing of shipments; price and availability of consumables and components FCX purchases as well as constraints on supply and logistics, and transportation services; changes in FCX’s cash requirements, financial position, financing or investment plans; changes in general market, economic, regulatory or industry conditions; reductions in liquidity and access to capital; changes in tax laws and regulations, including the impact of the U.S. Inflation Reduction Act; any major public health crisis; political and social risks, including the potential effects of violence in Indonesia, civil unrest in Peru, and relations with local communities and Indigenous Peoples; operational risks inherent in mining, with higher inherent risks in underground mining; mine sequencing; changes in mine plans or operational modifications, delays, deferrals or cancellations; results of technical, economic or feasibility studies; potential inventory adjustments; potential impairment of long-lived mining assets; satisfaction of requirements in accordance with PT-FI’s IUPK to extend mining rights from 2031 through 2041; discussions relating to the extension of PT-FI’s IUPK beyond 2041; cybersecurity incidents; labor relations, including labor-related work stoppages and costs; compliance with applicable environmental, health and safety laws and regulations; weather- and climate-related risks; environmental risks, including availability of secure water supplies; litigation results; tailings management; FCX’s ability to comply with its responsible production commitments under specific frameworks and any changes to such frameworks and other factors described in more detail under the heading “Risk Factors” in FCX’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the U.S. Securities and Exchange Commission (SEC), as may be updated by FCX’s subsequent filings with the SEC. Investors are cautioned that many of the assumptions upon which FCX’s forward-looking statements are based are likely to change after the date the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs or technological solutions and innovations, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it undertakes no obligation to update any forward-looking statements, which speak only as of the date made, notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes. Estimates of mineral reserves and mineral resources are subject to considerable uncertainty. Such estimates are, to a large extent, based on metal prices for the commodities we produce and interpretations of geologic data, which may not necessarily be indicative of future results or quantities ultimately recovered. This presentation includes forward-looking statements regarding mineral resources not included in proven and probable mineral reserves. A mineral resource, which includes measured, indicated and inferred mineral resources, is a concentration or occurrence of material of economic interest in or on the Earth’s crust in such form, grade or quality, and quantity that there are reasonable prospects for economic extraction. Such a deposit cannot qualify as recoverable proven and probable mineral reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development and operating costs, grades, recoveries and other material modifying factors. This presentation also includes forward-looking statements regarding mineral potential, which includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineral resources or mineral potential will become proven and probable mineral reserves. This presentation also contains measures such as unit net cash costs per pound of copper and molybdenum, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which are not recognized under U.S. generally accepted accounting principles (GAAP). FCX’s calculation and reconciliation of unit net cash costs per pound of copper and net debt to amounts reported in FCX’s consolidated financial statements are in the supplemental schedules of FCX’s 3Q23 press release, which is available on FCX’s website, fcx.com. A reconciliation of amounts reported in FCX’s consolidated financial statements to adjusted EBITDA is included on slide 29. For forward-looking non-GAAP measures FCX is unable to provide a reconciliation to the most comparable GAAP measure because the information needed to reconcile these measures is dependent upon future events, many of which are outside of management’s control as described above. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with FCX’s accounting policies for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions. 2

FREEPORT FOREMOST IN COPPER

3Q23 Highlights

THE POWER OF COPPER

- Solid operational performance
  - Copper sales: 8% above July 2023 estimate
  - Gold production of 532k ozs exceeded sales (timing)
- Unit net cash costs similar to prior year
  - Variance to July estimate relates to disputed export duties at PT-FI
- Adjusted EBITDA of $2.2 bn (1)
- Construction of Indonesia smelter ~84% complete
- Solid balance sheet and financial flexibility
  - Net Debt of $3.2 bn ($0.8 bn excluding smelter projects) (2)

Key Stats	3Q23 Actual	July Estimate
Copper Sales (mm lbs)	1,109	1,030
Gold Sales (k ozs)	399	420
Unit Net Cash Costs ($/lb)	$1.73	$1.61

	Copper	Gold
3Q23 Price Realization	$3.80/lb	$1,898/oz

Cash Flows

($ bns)


$1.2 (3)
Oper. Cash Flow
$0.8
CAPEX Excl. Smelter
$1.2 (4)
CAPEX
3Q23
$4.0 (3)
$2.3
$3.5 (4)
9 mos. Ended 9/30/23

(1) *A reconciliation of amounts reported in FCX's consolidated financial statements to Adjusted EBITDA is included on slide 29.*
(2) Net debt equals consolidated debt less consolidated cash and cash equivalents and current restricted cash associated with PT-FI's export proceeds ($0.5 bn). Also excludes $2.4 bn in net debt associated with the Indonesia smelter projects.
(3) Includes working capital and other uses of $0.5 bn for 3Q23 and $0.7 bn for the 9 months ended 9/30/23.
(4) Includes $0.4 bn for major projects and $0.4 bn for the Indonesia smelter projects in 3Q23 and $1.2 bn for major projects and $1.2 bn for the Indonesia smelter projects for the 9 months ended 9/30/23.

See Cautionary Statement.

3

Copper Structurally Supported by Favorable Long-term Fundamentals 4 Copper Market Commentary $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 0 300,000 600,000 900,000 1,200,000 1,500,000 Jan-22 Apr-22 Jul-22 Oct-22 Jan-23 Apr-23 Jul-23 Oct-23 Copper Price Inventories (metric tons) Cu Price ($/lb) Global Copper Exchange Inventories Includes LME, COMEX and Shanghai exchanges Source: Bloomberg as of 10/18/23 See Cautionary Statement. • Rising interest rates, US$ strength and global geopolitical and macro-economic uncertainty impacting sentiment • Exchange inventories remain at historically low levels, despite recent build • Copper consumption globally, led by China, is growing • EV/renewables trends are copper intensive and supportive of future demand • Significant new supply needed to meet growing demand • Long lead-times for new supplies • Higher prices needed to incentivize supply development

FREEPORT FOREMOST IN COPPER

3Q 2023 Operations Update
Strong execution

THE POWER OF COPPER

North America

Leach Innovation Initiatives
- 46 mm lbs Cu in 3Q23; over 3x 3Q22
- 90% of YE 2023 targeted annual run rate
- Pursuing new technologies to increase recoveries beyond initial target

Productivity Initiatives
- Continued focus on productivity, efficiencies and improved equipment reliability

Bagdad
- Advancing autonomous haulage



Cu Sales: 372 mm lbs

South America

Cerro Verde
- 3Q23 Mill Rate: 431k tpd
  - Quarterly record

El Abra
- Advancing plans to invest in water infrastructure to provide options to extend existing operations



Cu Sales: 307 mm lbs

Indonesia

Grasberg
- 3Q23 Mill Rate: 207k tpd
  - Commissioned new crusher to support increased mining rates in the GBC
- 3Q production of over 400 mm lbs of copper and 500k ozs of gold



Cu Sales: 430 mm lbs
Au Sales: 395 k ozs

See Cautionary Statement.

5

FREEPORT FOREMOST IN COPPER

Organic Development Pipeline

THE POWER OF COPPER

FCX Copper Reserves (1) 111 bn lbs   FCX Copper Resources (1) 235 bn lbs

Near-Term	Medium-Term	Long-Term Potential
Leach Innovation Initiatives ~200 mm lbs*	Potential Step Change in Leaching Technology ~600 mm lbs*	Safford / Lone Star Sulfides ~50 bn lbs Mineral Potential (2)
North America Staffing & Asset Efficiency ~200 mm lbs*	Bagdad 2X Expansion ~200 mm lbs*	Other U.S. Brownfield Opportunities ~100 bn lbs Mineral Potential (2)
	El Abra Expansion ~650 mm lbs*	Grasberg Extension of Operating Rights Beyond 2041 opens significant development potential
	Kucing Liar ~550 mm lbs & 560k ozs*	

* Annual production estimates

(1) As of 12/31/22. Copper reserves (recoverable metal) based on long-term average price of $3.00/lb; copper resources (contained metal) based on long-term average price of $3.50/lb. Mineral resources are not included in mineral reserves and will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Accordingly, no assurance can be given that the estimated mineral resources will become proven and probable mineral reserves.

(2) Estimated mineral potential includes exploration targets and mineral resources but will not qualify as mineral reserves until comprehensive engineering studies establish legal and economic feasibility. Significant additional evaluation is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurance can be given that estimated mineral potential not included in mineral reserves will become proven and probable mineral reserves.

See Cautionary Statement.

6

Annual Sales Profile NOTE: Consolidated copper sales include 1.3 bn lbs in 2023e, 1.4 bn lbs in 2024e and 1.36 bn lbs in 2025e for noncontrolling interests; excludes purchased copper. 0.00 1.00 2.00 3.00 4.00 5.00 2023e* 2024e* 2025e 4.06 4.2 4.2 0 1 2 2023e* 2024e* 2025e 1.74 1.8 1.6 0 25 50 75 100 2023e 2024e 2025e 80 85 90 * Estimates assume deferrals of ~100 mm lbs of copper and ~180k ozs of gold in 2023 related to production deferred in inventory until final sale associated with PT-FI’s tolling arrangement with PT Smelting (effective January 2023) and ~90 mm lbs of copper and ~80k ozs of gold in 2024 related to PT-FI’s Manyar smelter (expected to be commissioned in 2024). e = estimate. See Cautionary Statement. NOTE: Consolidated gold sales include 826k ozs in 2023e, 922k ozs in 2024e and 820k ozs in 2025e for noncontrolling interests. (billion lbs) Copper Sales (million lbs) Moly Sales Gold Sales (million ozs) October 2023 Estimate 7

8 (1) (1) Includes molybdenum produced in South America. (2) Includes gold produced in North America. (3) Estimates assume average prices of $1,900/oz for gold and $20/lb for molybdenum in 4Q23e. Quarterly unit costs will vary significantly with quarterly metal sales volumes. (4) Production costs include profit sharing in South America and severance taxes in North America. (5) Estimates include assessment of 7.5% export duty at PT-FI, which continues to be discussed with the Indonesia government. 2023e consolidated unit costs include 7¢/lb (and Indonesia unit costs 19¢/lb) for export duties. 1,194 80 1,373 1,489 1.74 (2) North America IndonesiaSouth America by Region2023e Sales Mo mm lbs Cu mm lbs Au mm ozs (per lb of Cu) Site Production & Delivery (4) $2.98 $2.56 $1.68 $2.38 By-product Credits (0.48) (0.42) (2.31) (1.14) Treatment Charges 0.12 0.19 0.36 0.23 Royalties & Export Duties 0.00 0.01 0.42 0.16 Unit Net Cash Costs $2.62 $2.34 $0.15 $1.63 2023e Unit Net Cash Costs (3) North South America America Indonesia Consolidated Cu mm lbs Cu mm lbs e = estimate. See Cautionary Statement. 2023e Operational Data (5) (5)

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement. (1) U.S. Dollar Exchange Rates: 889 Chilean peso, 15,300 Indonesian rupiah, $0.64 Australian dollar, $1.08 Euro, 3.64 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts. $0 $4 $8 $12 $16 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’24e/’25e $0 $3 $6 $9 $12 Cu $4.00/lb Cu $4.50/lb Cu $5.00/lb Average ’24e/’25e ($ in bns except copper, gold and molybdenum prices) Operating Cash Flow Excludes working capital changes EBITDA EBITDA and Cash Flow at Various Copper Prices Sensitivities Average ’24e/’25e (US$ in mms) EBITDA Operating Cash Flow Copper +/-$0.10/lb $325 Molybdenum +/-$1.00/lb $ 75 Gold +/-$50/oz $ 55 Currencies (1) +/-10% $165 Diesel +/-10% $ 65 Copper +/-$0.10/lb $420 Molybdenum +/-$1.00/lb $ 80 Gold +/-$50/oz $ 80 Currencies(1) +/-10% $240 Diesel +/-10% $ 90 Assuming $1,900/oz gold, $20/lb molybdenum 9

2022 2023e 2024e Consolidated Capital Expenditures Major Projects (1) See slide 28; Indonesia smelter projects are being funded with PT-FI’s senior notes and availability under its revolving credit facility. (2) Major projects include CAPEX associated with Grasberg underground development, supporting mill and power capital costs and initial spending on new gas-fired combined cycle facility ($1.1 bn in 2023e and $0.8 bn in 2024e). For details of discretionary spending see slide 26. NOTE: Amounts include capitalized interest. Discretionary CAPEX and smelter spending will be excluded from the free cash flow (as defined on slide 13) calculation for purposes of the performance-based payout framework. e= estimate. See Cautionary Statement. Other $1.0 ($ in bns) $1.7(2) $2.7 $1.3(2) $1.3 $3.2 $1.5 $1.1(2) Planned Discretionary Planned Discretionary $1.3 $0.6 $3.9 $1.4 Planned Discretionary Other Other Excluding Indonesia Smelter Projects CAPEX (1) 10

11 Indonesia Manyar Smelter Project Update ~84% Complete with Commissioning Expected in 2024 NOTE: See slide 28 for additional details. See Cautionary Statement. Smelter Project Site View Northwest to Southeast

FREEPORT FOREMOST IN COPPER

Progress on Climate Initiatives

THE POWER OF COPPER

Grasberg Transition to LNG

- Advancing plans to transition existing energy source from coal to liquefied natural gas (LNG)
- Plan to develop 265MW gas-fired combined cycle facility — targeted start date in 2027 for LNG
- Expected to meaningfully reduce PT-**FI's** Scope 1 greenhouse gas (GHG) emissions
- ~$1 bn project (incremental ~$0.4 bn compared to previous plans to refurbish coal units)
  - $150 mm in 2024e

Cerro Verde Renewable Energy

- Entered into a new renewable energy power purchase agreement in 3Q23
- Transitions purchased electric power for operations to fully renewable energy sources in 2026
- **Expected to eliminate Cerro Verde's Scope 2** GHG emissions starting in 2026
- **Expected to positively contribute to FCX's** 2030 Americas Copper GHG emission intensity reduction target

See Cautionary Statement.

12

FREEPORT FOREMOST IN COPPER

Financial Policy: Performance-Based Payout Framework

~50% free cash flow(1) for shareholder returns

THE POWER OF COPPER

Maintaining Strong Balance Sheet	Providing Cash Returns to Shareholders	Advancing Organic Growth Opportunities

Net Debt/Adjusted EBITDA Less than 1x



$3.4
$3 - $4 bn
Net Debt Target
$0.8
Net Debt, excluding smelter projects
$ in bns
6/30/2021
9/30/2023 (2)

$3.6 bn Distributed Since 6/30/21



Base Dividend
27%
Variable Dividend
21%
Share Repurchases(3)
52%

- Positioned for future growth
- New projects in progress
  - Kucing Liar
  - Lone Star oxide expansion
  - Grasberg Mill recovery project
  - Atlantic Copper CirCular
- Organic project pipeline
  - Leach innovation initiatives
  - Bagdad 2X
  - Lone Star sulfide expansions
  - El Abra expansion

Board will review structure of performance-based payout framework at least annually

(1) Available cash flows generated after planned capital spending (excluding Indonesia smelter projects funded with debt and discretionary CAPEX) and distributions to noncontrolling interests.
(2) Net debt equals consolidated debt less consolidated cash and cash equivalents and current restricted cash associated with PT-FI's export proceeds ($0.5 bn). Also excludes $2.4 bn in net debt associated with the Indonesia smelter projects.
(3) FCX has acquired 47.9 mm shares of its common stock for a total cost of $1.8 bn ($38.35 avg. cost per share) under program since November 2021.
See Cautionary Statement.

13

Responsible producer of scale Embedded growth options Long-lived reserves Experienced management team Cash returns to shareholders Strong balance sheet

15

Reference Slides

The Copper Mark • Assurance framework developed to demonstrate the copper industry’s responsible production practices • Producers participating in the Copper Mark are committed to adhering to internationally recognized responsible operating practices • Copper Mark governed by independent board including NGO participation and multi-stakeholder advisory council • Framework covers 32 issue areas across 5 ESG categories developed by the Responsible Minerals Initiative’s Risk Readiness Assessment • The Copper Mark extended its framework to other base metals including molybdenum (“the Molybdenum Mark”) • FCX has achieved the Copper Mark at all 12 of its copper producing sites globally and has achieved the Molybdenum Mark at its two primary molybdenum mines, four copper mines that produce by-product molybdenum and at its molybdenum conversion facilities • Requires third-party assurance of site performance and independent Copper Mark validation every three years Recognition for Responsible Production 17 AWARDED SITES Atlantic Copper smelter & refinery (Spain) Bagdad mine (AZ) Cerro Verde mine (Peru) Chino mine (NM) Climax mine (CO) El Abra mine (Chile) El Paso refinery & rod mill (TX) Fort Madison (IA) Henderson mine (CO) Miami smelter, mine & rod mill (AZ) Morenci mine (AZ) PT-FI mine (Indonesia) Rotterdam (Netherlands) Safford mine (AZ) Sierrita mine (AZ) Stowmarket (UK) Tyrone mine (NM) Note: Status as of 10/19/2023. FCX’s copper producing sites that produce by-product molybdenum have received both the Copper Mark and the Molybdenum Mark.

FREEPORT FOREMOST IN COPPER

Financial Highlights

THE POWER OF COPPER

Sales Data	3Q23	3Q22
Copper		
Consolidated Volumes, excluding purchases (mm lbs)	1,109	1,060
Average Realization (per lb)	$ 3.80	$ 2.50
Site Production & Delivery Costs (per lb)	$ 2.27	$ 2.35
Unit Net Cash Costs (per lb)	$ 1.73 (1)	$ 1.75
Gold		
Consolidated Volumes *(000's ozs)*	399	480
Average Realization (per oz)	$1,898	$1,683
Molybdenum		
Consolidated Volumes (mm lbs)	20	17
Average Realization (per lb)	$23.71	$17.05

Financial Results (in billions, except per share amounts)

	3Q23	3Q22
Revenues	$ 5.8	$ 5.0
Net Income Attributable to Common Stock	$ 0.5	$ 0.4
Diluted Net Income Per Share	$ 0.31	$ 0.28
Operating Cash Flows (2)	$ 1.2	$ 0.8
Capital Expenditures	$ 1.2	$ 0.8
Total Debt (3)	$ 9.4	$ 10.7
Consolidated Cash and Cash Equivalents (4)	$ 5.7	$ 8.6

(1) Includes $0.13/lb for disputed export duties at PT-FI.

(2) Includes working capital and other uses of $0.5 bn for 3Q23 and $0.3 bn for 3Q22.

(3) Includes $3.0 bn in senior notes issued by PT-FI in April 2022.

(4) 3Q23 excludes $0.5 billion of current restricted cash and cash equivalents associated with a portion of PT-FI's export proceeds required to be temporarily deposited in Indonesia banks. 3Q23 includes $0.6 bn and 3Q22 includes $2.2 bn from PT-FI senior notes that is expected to be used to finance the Indonesia smelter projects.



18

FREEPORT FOREMOST IN COPPER

3Q 2023 Mining Operating Summary

THE POWER OF COPPER

Sales From Mines for 3Q23 by Region


North America
South America(2)
Indonesia (3)
372
361
Cu
mm lbs
20 (1)
17 (1)
Mo
mm lbs
307
293
430
406
395
476
Au
000 ozs
3Q23
3Q22
3Q23
3Q22
3Q23
3Q22
3Q23
3Q22
3Q23
3Q22

3Q23 Unit Net Cash Costs

(per lb of Cu)	North America	South America	Indonesia	Consolidated
Site Production & Delivery, excl. adjs.	$3.01	$2.57	$1.42	$2.27
By-product Credits	(0.41)	(0.42)	(1.83)	(0.97)
Treatment Charges	0.10	0.19	0.32	0.22
Royalties & Export Duties(4)	-	0.01	0.53	0.21
Unit Net Cash Costs	$2.70	$2.35	$0.44	$1.73

(1) Includes 6 mm lbs in 3Q23 and 4 mm lbs in 3Q22 from South America.
(2) Silver sales totaled 1.1 mm ozs in 3Q23 and 3Q22.
(3) Silver sales totaled 1.3 mm ozs in 3Q23 and 1.6 mm ozs in 3Q22. Additionally, at 9/30/23, ~75k ozs of gold in anode slimes are being held in inventory pending approval of PT-FI's export license for anode slimes.
(4) Indonesia includes $0.34/lb and consolidated $0.13/lb for export duties at PT-FI, which continue to be discussed with the Indonesia government.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's *consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 3Q23 press release, which is available on FCX's website.*

19

$0 $2 $4 $6 $8 2023 2024 2025 2026 2027 2028 Thereafter Strong Balance Sheet and Liquidity (US$ bns) $6.4 5.25%, 4.25%, 4.625%, 5.40% & 5.45% Sr. Notes and FMC Sr. Notes 3.875% Sr. Notes $0.7 4.55% Sr. Notes FCX Revolver $ - FCX/FMC Senior Notes 6.4 PT-FI Senior Notes 3.0 Total Debt $ 9.4 Consolidated Cash and Cash Eq.(1)$ 5.7 Net Debt (2) $ 3.2 Net Debt/Adjusted EBITDA(3) 0.4x $ - at 9/30/23Total Debt & Cash $ - $1.4 (1) $6.25 bn including $0.5 bn of current restricted cash and cash equivalents associated with a portion of PT-FI's export proceeds required to be temporarily deposited in Indonesia banks. (2) Includes $2.4 bn of net debt associated with the Indonesia smelter projects. (3) Trailing 12-months. (4) For purposes of this schedule, maturities of uncommitted lines of credit and other short-term lines are included in FCX’s revolver balance, which matures in 2027. See Cautionary Statement. (4) 5.00% Sr. Notes & FMC Sr. Notes 4.763% PT-FI Sr. Notes 5.315% & 6.2% PT-FI Sr. Notes Significant liquidity ▪ $5.7 bn in consolidated cash and cash equiv. (1) ▪ $3.0 bn in availability under FCX credit facility ▪ $1.3 bn in availability under PT-FI credit facility ▪ $350 mm in availability under Cerro Verde credit facility 4.55% Sr. Notes 4.125%, 4.375% Sr. Notes $0.9 Attractive Debt Maturity Profile 20 $ -

FREEPORT FOREMOST IN COPPER

2023e Outlook

THE POWER OF COPPER

Sales Outlook

- Copper: 4.06 billion lbs
- Gold: 1.74 million ozs
- Molybdenum: 80 million lbs

Unit Net Cash Cost of Copper

- Site prod. & delivery
  - 2023e: $2.38/lb
  - 4Q23e: $2.34/lb
- After by-product credits
  - 2023e: $1.63/lb (1)
  - 4Q23e: $1.58/lb (2)

Operating Cash Flows (1,3)

- ~$5.4 billion(4) @ $3.60/lb copper for 4Q23e
- Each 10¢/lb change in copper in 4Q23e = $115 mm impact

Capital Expenditures

- $3.2 billion (excluding smelter projects(5))
  - $1.9 billion for major projects(6)
  - $1.3 billion for other mining

(1) Assumes average prices of $1,900/oz gold and $20/lb molybdenum in 4Q23e. Estimates also include assessment of a 7.5% export duty at PT-FI, which continues to be discussed with the Indonesia government. 2023e consolidated unit costs include 7¢/lb (and Indonesia unit costs 19¢/lb) for these assessments.

(2) 4Q23e consolidated unit costs include 13¢/lb (and Indonesia unit costs 30¢/lb) for assessment of 7.5% export duty at PT-FI.

(3) Each $100/oz change in gold is estimated to have an approximate $55 mm impact and each $2/lb change in molybdenum is estimated to have an approximate $15 mm impact.

(4) Net of $0.5 billion of working capital and other uses.

(5) Indonesia smelter projects are being funded with PT-*FI's senior notes and availability under its revolving credit facility.*

(6) Major projects CAPEX includes $1.3 bn for planned projects and $0.6 bn of discretionary projects.

e = estimate. See Cautionary Statement.



21

NOTE: Consolidated copper sales include 243 mm lbs in 1Q23, 340 mm lbs in 2Q23, 364 mm lbs in 3Q23 and 375 mm lbs in 4Q23e for noncontrolling interests; excludes purchased copper. 0 200 400 600 800 1000 1200 1Q23 2Q23 3Q23 4Q23e 832 1,029 1,109 1,085 0 150 300 450 600 1Q23 2Q23 3Q23* 4Q23e 270 495 399 0 5 10 15 20 25 1Q23 2Q23 3Q23 4Q23e 19 20 20 20 NOTE: Consolidated gold sales include 74k ozs in 1Q23, 252k ozs in 2Q23, 203k ozs in 3Q23 and 297k ozs in 4Q23e for noncontrolling interests. (million lbs) Copper Sales (million lbs) Moly Sales Gold Sales (thousand ozs) 2023e Quarterly Sales * At 9/30/2023, ~75k ozs of gold in anode slimes are being held in inventory pending approval of PT-FI's export license for anode slimes. e = estimate. See Cautionary Statement. 22 580

FREEPORT FOREMOST IN COPPER

Leach Initiatives Gaining Traction

LEACH TO THE LAST DROP

THE POWER OF COPPER

Operational Initiatives

Heat – Proven Enhancer

30%

- Covers installed on over 30% (47 mm ft ^{2}) of leach areas
- Mechanization improving installation execution

Leach "Everywhere"

50%

- Targeted drilling to improve flow
- Injecting solution to lower stockpile sections
- Sensors measuring conditions
- Extended side slope leaching

Analytics

20%

- Providing valuable insights
- Optimizing acid concentration
- Testing response to application rates

~200 mm lbs per annum run rate targeted by YE 2023

Further Innovation to Build Scale

Turning Up the Heat

- Evaluating heated injections using renewable sources
- Cover expansion

Additives

- Pursuing internal & third-party technology
- Transition from lab to large-scale testing
- AI-driven evaluation accelerating development

Air Injection/Oxidation

- Sulfide leaching dependent on oxygen
- Evaluating new uses of existing technology

R&D stage – Potential to build scale to ~800 mm lbs per annum

Significant Potential

Copper in Leach Stockpiles Unrecoverable by Traditional Leach Methods

38 bn lbs Contained*


South America 16%
Other North America 34%
Morenci 50%

* Copper from historical placements beyond assumed recovery estimates and is not included in mineral reserves or mineral resources.

See Cautionary Statement.

23

FREEPORT FOREMOST IN COPPER

Autonomous Haulage at Bagdad

THE POWER OF COPPER

- Bagdad expected to become first U.S. mine with a fully autonomous haulage system
- Converting existing manned fleet to 100% autonomous
  - ~30 trucks
  - CAPEX ~$55 mm
  - Target completion 3Q25
- Reduces human exposure to active mining areas
- Potential for efficiency gains / productivity improvements
- Further upside value with improved analytics
- Emissions reduction expected from reduced idle time and improved efficiency
- Initiative helps alleviate hiring needs and housing challenges
- Project will position us to capitalize on future technological advancements in electrification


GPS Antennas
Mode Lights
Autonomy Cabinet
LIDAR and IMU
Radars
CAT
CATERPILLAR


STOP
CAT

See Cautionary Statement.

24

Metal Production, 2022 – 2027e 1.6 1.6 1.7 1.6 1.6 1.6 1.8 1.9 1.9 1.6 1.3 1.3 2022 2023e 2024e 2025e 2026e 2027e Cu bn lbs Au mm ozs Total: 8.1 billion lbs copper Annual Average: ~1.6 billion lbs 2023e – 2027e Copper Total: 8.0 million ozs gold Annual Average: ~1.6 million ozs 2023e – 2027e Gold PT-FI Mine Plan 25 NOTE: Amounts are projections. Timing of annual production will depend on a number of factors, including operational performance, and other factors. FCX’s economic interest in PT-FI is 48.76% and prior to January 1, 2023, it approximated 81%. PT-FI expects to defer production in inventory until final sale under its new tolling arrangement with PT Smelting (effective January 2023) and upon commissioning of its Manyar smelter (expected in 2024). This is not expected to result in a significant change in PT-FI's economics but will impact the timing of PT-FI's sales. e = estimate. See Cautionary Statement.

FREEPORT FOREMOST IN COPPER

Discretionary Capital Projects*

THE POWER OF COPPER

Kucing Liar

- Commenced long-term mine development activities in 2022
- Approximate 10-year development timeframe
- Sustain large-scale, low-cost Cu/Au production
- Capital investment: ~$400 mm/yr average (~$220 mm in 2023e)
- 6.8 bn lbs copper & 6.5 mm ozs gold
  - ~ 550 mm lbs & 560K ozs per annum

Grasberg Mill Recovery Project

- Installing new copper cleaner circuit
- Improved Cu concentrate grades/metal recoveries
- Capital investment: ~$530 mm (~$180 mm in 2023e)
- Targeted completion: 2H24e
- +60 mm lbs/yr & +40k ozs/yr of incremental Cu/Au

Lone Star Oxide Expansion

- Low capital intensity investment
- Capital investment: ~$300 mm (~$70 mm in 2023e)
- Increase stacking rate: 95k t/d to 120k t/d
- Targeting ~300 mm lbs of copper/annum in 2023e
  - +50 mm lbs/yr of incremental production

Bagdad 2X Expansion

- Planning expansion to double concentrator capacity
- Conducting feasibility study; expected completion late 2023
- Expanding tailings infrastructure: ~$60 mm in 2023e

Atlantic Copper CirCular

- Recycle electronic material
- Capital investment: ~$345 mm (~$85 mm in 2023e)
- Expect to commission in 2024e; full rates in 2025e
- ~$60 mm per annum in incremental EBITDA

*These discretionary projects and the Indonesia smelter projects will be excluded from the free cash flow calculation (defined on slide 13) for purposes of the performance-based payout framework.

e = estimate. See Cautionary Statement.

26

FREEPORT FOREMOST IN COPPER

Combined Cycle Gas Turbine (CCGT) Power Plant at PT-FI

THE POWER OF COPPER

- Completed Feasibility Study to replace existing coal plant at Grasberg with 265MW gas-fired combined-cycle facility
- Targeted start date in 2027
- ~$1 bn project (incremental ~$0.4 bn compared to previous plans to refurbish coal units)
- Liquified Natural Gas (LNG) supplied to FSRU permanently moored offshore; natural gas delivered via subsea pipeline to Dual Fuel Power Plant (DFPP) & CCGT
- Key activities in near-term include engineering, procurement & construction activities, definitive estimate, and securing LNG fuel supply
- Expected to meaningfully reduce PT-**FI's Scope 1** greenhouse gas (GHG) emissions


Offshore
LNG Carrier
LNG transfer
Floating Storage & Regas Unit (FSRU)
Subsea gas pipeline
Portsite
Dual Fuel Power Plant (DFPP)
New Combined Cycle Gas Turbine Power Plant (CCGT)


New Camp
CCGT
Dual Fuel Power Plant
Coal Stockpile
Coal Plant
Concentrate Facilities
PORTSITE

See Cautionary Statement.

27

FREEPORT FOREMOST IN COPPER

Indonesia Downstream Processing Activities

THE POWER OF COPPER

Greenfield Smelter (Manyar)

- 1.7 mm mt of annual concentrate capacity
- Designed to be world's largest single line flash smelter/convertor facility
- ~84% complete
- Project expected to be commissioned in 2024
- Cost estimate: ~$3.0 bn (1)

Precious Metals Refinery (PMR)

- To be constructed to process gold and silver from Manyar smelter and PT Smelting
- Construction is in progress with commissioning expected during 2024
- Cost estimate: ~$575 mm

PT Smelting Expansion

- 30% increase to existing smelter to add 300,000 mt of annual concentrate capacity
- Completed commercial arrangements in 4Q21
- Target completion of YE 2023, over 96% complete
- Cost estimate: ~$250 mm

Estimate of Spending on Manyar Smelter & PMR

(shared 51% PT Inalum/49% FCX)(2)


($ in bns)
$0.2
$0.8
$1.6
$1.0
2021
2022
2023e
2024e

Expansion Project
General Layout


Refinery Expansion
Acid Plant
Desal
Oxygen Plant
Cooling Pond
Water Tank
Refinery Plant Extension
Admin
Refinery
Smelter
Oxygen Plant
Acid Plant

(1) *Based on target price of $2.8 bn for construction contract (excludes capitalized interest, owner's costs and commissioning)* and $0.2 bn for investment in a desalinization plant for the smelter.

(2) Manyar smelter project expected to be funded with PT-*FI's senior notes and availability under its revolving credit facility. Capital* spending on the Manyar smelter will be debt financed and will not be *deducted from cash available for returns to FCX shareholders. Estimates exclude capitalized interest, owner's costs and* commissioning.

e = estimate. See Cautionary Statement.

28

($ in mm) Adjusted EBITDA Reconciliation 12 mos ended 3Q23 9/30/2023 Net income attributable to common stock $454 $2,157 Interest expense, net 96 555 Income tax provision 508 2,103 Depreciation, depletion and amortization 533 1,994 Metals inventory adjustments 5 (7) Accretion and stock-based compensation 51 236 Other net charges (1) 116 498 Gain on early extinguishment of debt (5) (13) Other income, net (71) (323) Net income attributable to noncontrolling interests 510 1,564 Equity in affiliated companies’ net earnings - (10) Adjusted EBITDA (2) $2,197 $8,754 29 (1) Includes net adjustments to environmental obligations and litigation reserves ($83 mm in 3Q23 and $257 mm for the twelve months ended 9/30/2023) and oil and gas asset impairment charges ($45 mm in Q3 and $59 mm for the twelve months ended 9/30/2023). The twelve months ended 9/30/2023 also include adjustments to reclamation liabilities at PT-FI ($116 mm) and a charge for a potential administrative fine in Indonesia ($55 mm). (2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies’ performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.